                                                Exhibit 24.1

                     Powers of Attorney


                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 24, 1997



                                     /s/ Richard R. Barr
                                          Richard R. Barr
                                               Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 24, 1997




                                    /s/ K. James Ehlen, M.D.
                                         K. James Ehlen,
M.D.
                                                   Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 24, 1997

                                     /s/ F. Laird Facey,
M.D.
F. Laird Facey, M.D.
                                                 Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 29, 1997



                                       /s/ William M. Kelley
William M. Kelley
                                                   Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 30, 1997




                                      /s/ Andrew D. Kennedy
                                          Andrew D. Kennedy
                                                   Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 29, 1997


                                     /s/ Timothy R.
McCormick
                                          Timothy R.
McCormick
                                                  Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of January 9, 1998

                                   /s/ Gerald L. McManis
                                             Gerald L.
McManis
                                                  Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 31, 1997

                                   /s/ Scott S. Parker
                                             Scott S. Parker
                                                  Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 30, 1997




                                       /s/ Edward C. Peddie
                                            Edward C. Peddie
                                                  Director

                   REGISTRATION STATEMENT
                         ON FORM S-8

                      POWER OF ATTORNEY


     The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul
M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration Statement of the Corporation on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of December 24, 1997





                                   /s/ Joseph D. Sargent
                                            Joseph D.
Sargent
                                                   Director